UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
on behalf of the
GMACM Home Equity Loan Trust 2005-HE1

(Exact name of registrant as specified in its charter)

Delaware	333-117232-22	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (952) 857-7000

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003, and for the year ended December 21, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to (i) the inclusion of their respective audit reports on such financial statements in this Form 8-K relating to the GMACM Home Equity Loan-Backed Term Notes, Series 2005-HE1 (the "Notes"), and (ii) their being referred to as "Experts" in the Prospectus Supplement relating to the Notes, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c). Exhibits.

Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

23.1 Consent of KPMG LLP.

23.2 Consent of Ernest & Young LLP.

99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE

PRODUCTS, INC.

By: /s/ Patricia C. Taylor

Name: Patricia C. Taylor

Title: Vice President

Dated: March 23, 2005

Exhibit Index

Exhibit

23.1 Consent of KPMG LLP.

23.2 Consent of Ernst & Young LLP.

99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company for the year ended December 31, 2002, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-117232), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement for the Registrant relating to the GMACM Home Equity Loan-Backed Term Notes, Series 2005-HE1.

/s/KPMG LLP

New York, New York

March 23, 2005

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of GMACM Home Loan Trust 2005-HE1 for the registration of GMACM Home Equity Loan-Backed Term Notes, Series 2005-HE1 in the registration statement on Form S-3 (No. 333-117232) and to the incorporation by reference therein of our report dated January 24, 2005 (except Note 3k, as to which the date is March 15, 2005), with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Asset Mortgage Products, Inc. dated March 23, 2005, filed with the Securities and Exchange Commission.

/s/Ernst & Young LLP

New York, New York

March 23, 2005